Exhibit 99.2
WARRANT HOLDERS AGREEMENT
     WARRANT HOLDERS AGREEMENT, dated as of February 1, 2011 (this “Agreement”), by and among NaviSite, Inc., a Delaware corporation (the “Company”) and the warrant holders of the Company whose names are set forth on the signature pages to this Agreement (each a “Warrant Holder” and collectively, the “Warrant Holders”).
RECITALS
     WHEREAS, concurrently with the execution and delivery of this Agreement, Time Warner Cable Inc., a Delaware corporation (“Parent”), Avatar Merger Sub Inc., a Delaware corporation and wholly-owned subsidiary of Parent (“Merger Sub”), and the Company are entering into an Agreement and Plan of Merger (as the same may be amended or modified from time to time in accordance with its terms, the “Merger Agreement”), pursuant to which, among other things, Merger Sub shall be merged with and into the Company (the “Merger”), with the Company surviving the Merger and becoming a wholly-owned subsidiary of Parent.
     WHEREAS, each of the Warrant Holders entered into the Warrant Purchase Agreement by and between the Company and the Warrant Holders, dated April 11, 2006 (the “2006 Warrant Purchase Agreement”), pursuant to which the Company issued Warrant No. 1 and Warrant No. 2 to the Warrant Holders which provided that the Warrant Holders may exercise such warrants for an aggregate of 3,514,933 shares of common stock, par value $.01 per shares, of the Company (the “Common Stock”).
     WHEREAS, since April 11, 2006, the Warrant Holders have partially exercised Warrant No. 1 and Warrant No. 2 and, upon such partial exercises, the Company cancelled Warrant No. 1 and Warrant No. 2 and issued new warrants of like tenor and date for the balance of the shares of Common Stock issuable thereunder to the Warrant Holders; therefore, as of the date hereof, the Company has issued Warrant No. 1D and Warrant No. 2D, each dated as of April 11, 2006 (the “2006 Warrants”), to the Warrant Holders which provide that the Warrant Holders may exercise such 2006 Warrants for an aggregate of 784,928 shares of Common Stock.
     WHEREAS, each of the Warrant Holders entered into the Warrant Purchase Agreement between the Company and the Warrant Holders, dated February 13, 2007 (the “2007 Warrant Purchase Agreement” and together with the 2006 Warrant Purchase Agreement, the “Warrant Purchase Agreements”), pursuant to which the Company issued Warrant B-1 and Warrant B-2, each dated February 13, 2007 (the “2007 Warrants” and collectively with the 2006 Warrants, the “Company Warrants”) to the Warrant Holders which provide that the Warrant Holders may exercise such Company Warrants for an aggregate of 415,203 shares of Common Stock.
     WHEREAS, no portion of the 2007 Warrants has been exercised as of the date hereof and, therefore, as of the date hereof, they remain exercisable for 415,203 shares of Common Stock.

     WHEREAS, as a condition and inducement to entering into the Merger Agreement, each of the Company and Parent has requested that the Warrant Holders agree, and the Warrant Holders have agreed, to enter into this Agreement which sets forth the agreements of the Company and the Warrant Holders with respect to the treatment of Company Warrants in connection with the Merger.
     NOW THEREFORE, in consideration of the mutual representations, warranties, covenants and agreements contained in this Agreement, the parties to this Agreement, intending to be legally bound, agree as follows:
ARTICLE I
DEFINITIONS
     1.1 General. Capitalized terms used but not defined in this Agreement have the meanings ascribed to them in the Merger Agreement.
     1.2 Interpretation. The headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement. Terms defined in the singular shall have a comparable meaning when used in the plural and vice versa, and wherever the word “include,” “includes” or “including” is used in this Agreement, it shall be deemed to be followed by the words “without limitation.” References herein to any Law shall be deemed to refer to such Law as amended, modified, codified, reenacted, supplemented or superseded in whole or in part and in effect from time to time, and also to all rules and regulations promulgated thereunder.
ARTICLE II
COMPANY WARRANTS
     2.1 No Transfers. Each Warrant Holder agrees that it shall not directly or indirectly: (a) sell, assign, give, offer, exchange or otherwise transfer any of its Company Warrants; (b) encumber, pledge, hypothecate or otherwise permit (including by omission) the creation or imposition of any Encumbrance on any of its Company Warrants; or (c) enter into any Contract with respect to any of the foregoing, in each case without the prior written consent of the Company.
     2.2 Conversion of Company Warrants. Subject to the limitation set forth in Section 2.4, each of the Company and each Warrant Holder hereby acknowledges, agrees and consents that, to the extent any of such Warrant Holder’s Company Warrants are not exercised prior to the Effective Time, such Warrant Holder’s Company Warrants shall be cancelled and converted at the Effective Time into the right to receive, for each Company Warrant, the excess, if any, of the Common Stock Merger Consideration over the exercise price of such Company Warrant. Each of the Company and each Warrant Holder agrees to execute such documents as are reasonably necessary in connection with such conversion. Notwithstanding the foregoing or anything else contained in this Agreement, nothing in this Agreement shall require such Warrant

Holder or any of its Affiliates to exercise any Company Warrants owned by such Warrant Holder or its Affiliates prior to the Effective Time.
     2.3 Waiver of Warrant Purchase Agreements and Company Warrants.
     Each Warrant Holder hereby agrees and acknowledges that the provisions of Section 4.6 of each Warrant Holder’s Company Warrants shall not apply to the Merger Agreement or the Merger. Each Warrant Holder further agrees and acknowledges that neither the Merger Agreement nor the Merger shall be deemed a violation of Section 5.1 (No Impairment) of such Warrant Holder’s Company Warrants. Each Warrant Holder hereby waives any notice that may otherwise be required in connection with the Merger Agreement or the Merger pursuant to Section 7.1 of such Warrant Holder’s Company Warrants. Each Warrant Holder hereby waives any other provision of the Warrant Purchase Agreements or such Warrant Holder’s Company Warrants to the extent the Warrant Purchase Agreements or the Company Warrants are inconsistent with the provisions hereof.
     2.4 Common Stock Merger Consideration Amount. Notwithstanding anything to the contrary set forth herein, this Agreement, including without limitation Section 2.2 hereof, shall be binding upon the Warrant Holders only to the extent that the Common Stock Merger Consideration is equal to or greater than $4.50.
ARTICLE III
REPRESENTATIONS AND WARRANTIES
     3.1 Representations and Warranties of the Warrant Holders. Each Warrant Holder, severally and not jointly, represents and warrants to the Company as follows:
          (a) Power and Authorization. Such Warrant Holder has the requisite power and authority to execute and deliver this Agreement, to perform its obligations hereunder and to consummate the transactions contemplated hereby. The execution, delivery and performance by such Warrant Holder of this Agreement and the consummation by such Warrant Holder of the transactions contemplated hereby are within such Warrant Holder’s power and authority and have been duly and validly authorized by all necessary action on the part of such Warrant Holder.
          (b) Enforceability. This Agreement has been duly executed and delivered by such Warrant Holder and constitutes a legal, valid and binding agreement of such Warrant Holder, enforceable against such Warrant Holder in accordance with its terms.
          (c) Governmental Authorizations. The execution, delivery and performance of this Agreement by such Warrant Holder and the consummation by such Warrant Holder of the transactions contemplated by this Agreement do not and will not require any consent, approval or other authorization of, or filing with or notification to, any Governmental Entity, other than compliance with the applicable requirements, if any, of the Exchange Act.

          (d) Non-Contravention. The execution, delivery and performance of this Agreement by such Warrant Holder and the consummation by such Warrant Holder of the transactions contemplated by this Agreement do not and will not:
               (i) contravene or conflict with, or result in any violation or breach of, any provisions of the organizational documents of such Warrant Holder (to the extent that such Warrant Holder is a business entity);
               (ii) contravene or conflict with, or result in any violation or breach of, any Laws applicable to such Warrant Holder or its Company Warrants;
               (iii) require any consent, approval or other authorization of, or any filing with or notification to, any Person under any Contract to which such Warrant Holder is a party or by which it or any of its Company Warrants may be bound;
               (iv) give rise to a right of termination, cancellation, amendment, modification or acceleration of any rights or obligations under any Contract to which such Warrant Holder is a party or by which it or any of its Company Warrants may be bound; or
               (v) cause the creation or imposition of any Encumbrances on any of its Company Warrants, other than as contemplated by this Agreement.
          (e) Ownership. As of the date of this Agreement, such Warrant Holder is the sole Beneficial Owner and record holder of the number of Company Warrants set forth opposite such Warrant Holder’s name on Schedule A, which constitute all of the Company Warrants owned by such Warrant Holder. Such Warrant Holder owns no other rights or interests convertible or exchangeable into or exercisable for any securities of the Company. As used in this Agreement, “Beneficial Owner” means, with respect to any security, any Person who owns, directly or indirectly, through any Contract, arrangement, understanding, relationship or otherwise, has or shares (a) voting power which includes the power to vote, or to direct the voting of, such security, and/or (b) investment power which includes the power to dispose, or to direct the disposition, of such security; and such term shall otherwise be interpreted consistently with the correlative term “beneficial ownership” as defined in Rule 13d-3 adopted by the SEC under the Exchange Act.
          (f) Title. Such Warrant Holder has, and on the Closing Date will have, good and marketable title to all of its Company Warrants, in each case free and clear of any Encumbrances other than as contemplated by this Agreement.
          (g) Brokers and Finders. No broker, finder or investment banker is entitled to any brokerage, finder’s or other fee or commission in connection with the Merger or the other transactions contemplated by the Merger Agreement based upon arrangements made by or on behalf of such Warrant Holder.

     3.2 Representations and Warranties of the Company. The Company represents and warrants to each Warrant Holder as follows:
          (a) Power and Authorization. The Company has the requisite power and authority to execute and deliver this Agreement, to perform its obligations hereunder and to consummate the transactions contemplated hereby. The execution, delivery and performance by the Company of this Agreement and the consummation by the Company of the transactions contemplated hereby are within the Company’s power and authority and have been duly and validly authorized by all necessary action on the part of the Company.
          (b) Enforceability. This Agreement has been duly executed and delivered by the Company and constitutes a legal, valid and binding agreement of the Company, enforceable against the Company in accordance with its terms.
          (c) Governmental Authorizations. The execution, delivery and performance of this Agreement by the Company and the consummation by the Company of the transactions contemplated by this Agreement do not and will not require any consent, approval or other authorization of, or filing with or notification to, any Governmental Entity, other than compliance with the applicable requirements, if any, of the Exchange Act.
          (d) Non-Contravention. The execution, delivery and performance of this Agreement by the Company and the consummation by the Company of the transactions contemplated by this Agreement do not and will not:
               (i) contravene or conflict with, or result in any violation or breach of, any provisions of the organizational documents of the Company;
               (ii) contravene or conflict with, or result in any violation or breach of, any Laws applicable to the Company or the Company Warrants;
               (iii) require any consent, approval or other authorization of, or any filing with or notification to, any Person under any Contract to which such the Company is a party or by which it or any of the Company Warrants may be bound;
               (iv) give rise to a right of termination, cancellation, amendment, modification or acceleration of any rights or obligations under any Contract to which the Company is a party or by which it or any of the Company Warrants may be bound; or
               (v) cause the creation or imposition of any Encumbrances on any of the Company Warrants, other than as contemplated by this Agreement.
ARTICLE IV
OTHER COVENANTS

     4.1 No Inconsistent Agreements. Each Warrant Holder covenants and agrees that such Warrant Holder shall not enter into any Contract with respect to any of its Company Warrants which is inconsistent with such Warrant Holder’s obligations under this Agreement.
     4.2 Further Assurances. From time to time, at the Company’s request and without further consideration, each Warrant Holder agrees that it shall execute and deliver such additional documents and take all such further action as are reasonably necessary to consummate the transactions contemplated by this Agreement.
ARTICLE V
MISCELLANEOUS
     5.1 Termination. This Agreement shall terminate upon the earliest of (a) immediately after the Effective Time, (b) the date on which the Merger Agreement is terminated in accordance with its terms, (c) eight months from the date hereof. Any such termination shall be without prejudice to any liabilities arising under this Agreement prior to such termination.
     5.2 Amendments; Waivers. This Agreement may not be amended or waived except by an instrument in writing signed (a) by each of the parties to this Agreement in the case of an amendment or (b) by the party against whom the waiver is to be effective in the case of a waiver. No failure or delay by any party to this Agreement in exercising any right, power or privilege hereunder shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or of any other right, power or privilege.
     5.3 Notices. All notices and other communications given or made pursuant to this Agreement shall be in writing and shall be deemed to have been duly given or made (a) as of the date delivered or sent if delivered personally or sent by facsimile (providing confirmation of transmission) or (b) as of the date received if sent by prepaid overnight carrier (providing proof of delivery), in each case of (a) and (b), to the parties at the following addresses or facsimile numbers (or at such other addresses or facsimile numbers as shall be specified by the parties by like notice):

If to the Company, to:
NaviSite, Inc.
400 Minuteman Road
Andover, MA 01810
Facsimile: (978)-946-7803
Attention: Chief Financial Officer
with copies to:
BRL Law Group LLC
425 Boylston Street, Third Floor
Boston, MA 02116
Facsimile: (617) 399-6930
Attention: Thomas B. Rosedale
If to the Parent or Merger Sub, to:
Time Warner Cable Inc.
60 Columbus Circle
New York, NY 10023
Facsimile: (212) 364-8259
Attention: Satish Adige
with copies to:
Paul, Weiss, Rifkind, Wharton & Garrison LLP
1285 Avenue of the Americas
New York, NY 10019-6064
Facsimile: (212) 757-3990
Attention: Ariel J. Deckelbaum
If to a Warrant Holder, to such Warrant Holder’s address or facsimile number set forth on the signature pages to this Agreement
     5.4 Successors and Assigns. The provisions of this Agreement shall be binding upon and inure to the benefit of the parties to this Agreement and their respective successors and assigns. Except as expressly permitted by the terms hereof, neither this Agreement nor any of the rights, interests or obligations hereunder shall be assigned by any Warrant Holder without the prior written consent of the Company. Any purported assignment without such prior written consent shall be void.
     5.5 Governing Law. All disputes, claims or controversies arising out of or relating to this Agreement, or the negotiation, validity or performance of this Agreement, or the transactions contemplated hereby shall be governed by and construed in accordance with the laws of the State of Delaware without regard to its rules of conflict of laws.
     5.6 Submission to Jurisdiction. Each of the parties to this Agreement irrevocably and unconditionally (a) consents to submit to the sole and exclusive jurisdiction of the Court of Chancery of the State of Delaware (and, in the case of appeals, appropriate appellate courts therefrom) or, in the event that such court does not have subject matter jurisdiction or if under applicable law exclusive jurisdiction over the matter is vested in the federal courts, any court of the United States located in the State of Delaware (and, in the case of appeals, appropriate appellate courts therefrom) for any litigation arising out of or relating to this Agreement, or the negotiation, validity or performance of this Agreement, (b) agrees not to commence any litigation relating thereto except in such courts, (c) waives any objection to the laying of venue of any such litigation in such courts and (d) agrees not to plead or claim in such courts that such litigation brought therein has been brought in any inconvenient forum. Each of the parties hereto agrees, (i) to the extent such party is not otherwise subject to service of process in the State of Delaware, to appoint and maintain an agent in the State of Delaware as such party’s agent for acceptance of legal process, and (ii) that, to the fullest extent permitted by law, service of process may also be made on such party by prepaid certified mail with a proof of mailing receipt validated by the United States Postal Service constituting evidence of valid service. To the fullest extent permitted by law, service made pursuant to (i) or (ii) above shall have the same legal force and effect as if served upon such party personally within the State of Delaware.
     5.7 Waiver of Jury Trial. Each party to this Agreement acknowledges and agrees that any controversy which may arise under this Agreement is likely to involve complicated and difficult issues and, therefore, each such party irrevocably and unconditionally waives any right it may have to a trial by jury in respect of any legal action arising out of or relating to this Agreement. Each party to this Agreement certifies and acknowledges that (a) no representative of the other party has represented, expressly or otherwise, that such other party would not seek to enforce the foregoing waiver in the event of a legal action, (b) such party has considered the implications of this waiver, (c) such party makes this waiver voluntarily, and (d) such party has been induced to enter into this Agreement by, among other things, the mutual waivers, acknowledgements and certifications in this Section 5.7.
     5.8 Entire Agreement. This Agreement constitutes the entire agreement and supersedes all of the prior agreements and understandings, both written and oral, among the parties with respect to the subject matter of this Agreement. To the extent there are any inconsistencies between this Agreement and any other agreement relating to the Company Warrants between the Company and any Warrant Holder, the terms of this Agreement shall control.
     5.9 No Third-Party Beneficiaries. Other than Parent, whom each of the parties agrees shall be an express third party beneficiary to this Agreement, with all rights to seek enforcement of this Agreement, nothing in this Agreement, expressed or implied, is intended to confer on any Person other than the parties to this Agreement or their respective heirs, successors, executors, administrators and assigns any rights, remedies, obligations or liabilities under or by reason of this Agreement.
     5.10 Severability. If any provision of this Agreement, or the application thereof to any Person or circumstance is held invalid or unenforceable, the remainder of this Agreement, and the application of such provision to other Persons or circumstances, shall not be affected thereby. If any provision of this Agreement, or the application of that provision to any Person or any circumstance, is invalid or unenforceable, (a) a suitable and equitable provision shall be substituted for that provision in order to carry out, so far as may be valid and enforceable, the intent and purpose of the invalid or unenforceable provision and (b) the remainder of this Agreement and the application of that provision to other Persons or circumstances shall not be affected by such invalidity or unenforceability, nor shall such invalidity or unenforceability affect the validity or enforceability of that provision, or the application of that provision, in any other jurisdiction. Upon such a determination, the parties shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in a reasonably acceptable manner so that the transactions contemplated by this Agreement may be consummated as originally contemplated to the fullest extent possible.
     5.11 Rules of Construction. The parties to this Agreement have been represented by counsel during the negotiation and execution of this Agreement and waive the application of any Laws or rule of construction providing that ambiguities in any agreement or other document shall be construed against the party drafting such agreement or other document.
     5.12 Remedies. Except as otherwise provided herein, any and all remedies herein expressly conferred upon a party shall be deemed cumulative with and not exclusive of any other remedy conferred hereby, or by law or equity upon such party, and the exercise by a party of any one remedy shall not preclude the exercise of any other remedy.
     5.13 Specific Performance. The parties to this Agreement agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached, and that money damages or other legal remedies would not be an adequate remedy for any such damages. It is accordingly agreed that the parties shall be entitled to seek an injunction or injunctions to prevent breaches of this Agreement and to enforce specifically the terms and provisions of this Agreement, without bond or other security being required, this being in addition to any other remedy to which they are entitled at law or in equity.
     5.14 Expenses. The Company agrees to pay the reasonable fees and expenses of counsel to the Warrant Holders for the preparation and negotiation of this Agreement. For the avoidance of doubt, this Section 5.14 shall apply irrespective of the termination of this Agreement.
     5.15 Warrant Holder Capacity. Notwithstanding anything contained in this Agreement to the contrary, the representations, warranties, covenants and agreements made herein by each Warrant Holder are made solely with respect to such Warrant Holder and its Company Warrants. Nothing contained in this Agreement, and no action taken by any Warrant Holder pursuant to this Agreement, shall be deemed to constitute the parties as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the parties are in any way acting in concert or as a group with respect to the obligations or the transactions contemplated by this Agreement.

     5.16 Counterparts; Effectiveness. This Agreement may be executed in counterparts, all of which shall be considered one and the same agreement and shall become effective when one or more counterparts have been signed by each of the parties and delivered to the other party. Facsimile transmission or .pdf copies of any signed original document shall be deemed the same as delivery of an original. At the request of any party, the parties shall confirm facsimile transmission by signing a duplicate original document.
[Signature pages follow]

     IN WITNESS WHEREOF, this Agreement has been duly executed and delivered by the duly authorized officers of the parties to this Agreement or other authorized person as of the date first written above.

NAVISITE, INC.
By:	/s/ James W. Pluntze
	Name:	James W. Pluntze
	Title:	Chief Financial Officer
Signature page to Warrant Holders Agreement

Name of Warrant Holder:	SPCP GROUP, LLC

	By:	/s/ Frederick H. Fogel
Name: Frederick H. Fogel
Title: Authorized Signatory

Notices

	Address:	Two Greenwich Plaza
Greenwich, CT 06830

	Facsimile	:
	Attention	: creditadmin@silverpointcapital.com

Name of Warrant Holder:	SPCP GROUP III, LLC

	By:	/s/ Frederick H. Fogel
Name: Frederick H. Fogel
Title: Authorized Signatory

Notices
	Address:	Two Greenwich Plaza
Greenwich, CT 06830

Facsimile:
	Attention:	creditadmin@silverpointcapital.com
Signature page to Warrant Holders Agreement

Name	Company Warrants
SPCP GROUP III LLC	300,033
SPCP GROUP LLC	900,098